UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 1, 2011

Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Barge Acquisition

On December 1, 2011, Grand River Navigation Company, Inc. (“Grand River”), an indirect wholly-owned subsidiary of Rand Logistics, Inc. (the “Company”), entered into, and consummated the transactions contemplated by, an Asset Purchase Agreement (the “Barge Agreement”) with U.S. Bank National Association, as Trustee of the GTC Connecticut Statutory Trust, pursuant to which Grand River acquired a self-unloading barge (the “Barge”).  The purchase price for the Barge, together with the related stores and equipment, was US $12,311,375 plus the value of the remaining bunkers and unused lubricating oils onboard the Barge at the closing of the acquisition.  A copy of the Barge Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Amendment to Credit Facility

Also on December 1, 2011, Lower Lakes Towing Ltd. (“Lower Lakes”), an indirect wholly-owned subsidiary of the Company, Lower Lakes Transportation Company, also an indirect wholly owned subsidiary of the Company, Grand River, the other credit parties signatory thereto, the lenders signatory thereto and General Electric Capital Corporation, Inc., as Agent, entered into a First Amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of September 28, 2011.

The Amendment increased (i) the US Term Loan (as such term is defined in the Credit Agreement) by US $25,000,000, (ii) the quarterly payments due under the US Term Loan from US $366,666.67 to US $704,000 beginning with the quarterly payment due in June 2012 and (iii) the seasonal overadvance revolving credit facility to US $12,000,000, subject to certain limitations.  Additionally, the Amendment eliminates the quarterly payments due under the US Term Loan in December 2011 and March 2012.  The Amendment also modified the definitions of “Capital Expenditures”, “Cdn. Vessels”, “EBITDA”, “Fleet Mortgage”, “Requisite Lenders”, “Requisite Revolving Lenders” and “US Owned Vessels” and amended the Minimum EBITDA, Maximum Senior Debt to EBITDA Ratio, Maximum Capital Expenditures, Minimum Appraised Value to Term Loan Outstandings and Minimum Liquidity covenants.  A copy of the Amendment is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 1, 2011, Grand River completed the acquisition of a tug (the “Tug”), pursuant to the terms of an Asset Purchase Agreement, dated as of September 21, 2011 (the “Tug Agreement”), by and between Grand River and U.S. United Ocean Service, LLC.  Grand River purchased the Tug for $ 7,795,625, plus the value of the remaining bunkers and unused lubricating oils onboard the Vessel at the closing of the acquisition.

The information contained in Item 1.01 under the heading “Barge Acquisition” is incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 under the heading “Amendment to Credit Facility” is incorporated by reference herein.

ITEM 8.01. OTHER EVENTS.

On December 6, 2011, the Company issued a press release announcing the completion of Grand River’s acquisition of the Barge and the Tug.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1	Asset Purchase Agreement, dated December 1, 2011, by and between Grand River Navigation Company, Inc. and U.S. Bank National Association.

10.2
First Amendment to Second Amended and Restated Credit Agreement, dated as of December 1, 2011, by and among Lower Lakes Towing Ltd., Lower Lakes Transportation Company, Grand River Navigation Company, Inc., the other Credit Parties signatory thereto, the other Lenders signatory thereto and General Electric Capital Corporation, as Agent.

99.1	Press Release, dated December 6, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: December 6, 2011	By:	/s/ Joseph W. McHugh, Jr.
	Name:	Joseph W. McHugh, Jr.
	Title:	Chief Financial Officer